                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 24, 2005 (May 19, 2005)

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                         NorthStar Realty Finance Corp.
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             (Exact name of registrant as specified in its charter)

           Maryland                 001-32330              11-3707493
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        (State or other            (Commission            (IRS Employer
        jurisdiction of           File Number)         Identification No.)
        incorporation)

                 527 Madison Avenue, 16th Floor, New York 10022
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               (Address of principal executive offices) (Zip Code)

                                 (212) 319-8801
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

                         NORTHSTAR REALTY FINANCE CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) On May 19, 2005, NorthStar Realty Finance Corp. (the "Company"), acting on the approval of the Audit Committee of the Company's Board of Directors (the
"Audit Committee"), dismissed Ernst & Young LLP as the Company's principal accountants. Also, on May 19, 2005, the Audit Committee appointed Grant Thornton
LLP as the principal accountants to audit the consolidated financial statements of the Company for fiscal year 2005.

         Ernst & Young LLP was the independent registered public accounting firm engaged as the principal accountant to audit (1) the consolidated financial statements of the Company for the period October 29, 2004 to December 31, 2004,
(2) the combined financial statements of NorthStar Realty Finance Corp.
Predecessor (the "Predecessor"), a combination of controlling and non-controlling interests of NorthStar Capital Investment Corp. in entities representing the initial portfolio of real estate-related investments contributed to the Company on October 29, 2004, the date of the Company's commencement of independent operations, for the two years ended December 31,
2003 and for the period January 1, 2004 to October 28, 2004, (3) the consolidated financial statements of ALGM I Owners LLC ("ALGM"), a current majority-owned subsidiary of the Company and a former majority-owned subsidiary of the Predecessor, for the three years ended December 31, 2004, and (4) the financial statements of NorthStar Funding LLC ("NS Funding"), a current unconsolidated venture of the Company and a former uncombined venture of the
Predecessor, for the three years ended December 31, 2004.

         The reports of Ernst & Young LLP on the financial statements of the
Company, Predecessor, ALGM, and NS Funding for the periods described in the paragraph above did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the periods described above of each of the Company, the
Predecessor, ALGM and NS Funding and from January 1, 2005 through May 19, 2005, the date of Ernst & Young LLP's dismissal, there were no disagreements with
Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst &
Young LLP to make reference thereto in connection with their report on the financial statements of the Company, the Predecessor, ALGM or NS Funding for
such years or interim period.

         During the periods described above of each of the Company, the
Predecessor, ALGM and NS Funding and from January 1, 2005 through May 19, 2005, there have been no "reportable events," as such term is defined in Item
304(a)(1)(v)of Regulation S-K of the Securities and Exchange Commission ("Item
304(a)"), except that: (i) during the course of its review in December 2004 of the financial statements to be included in the Company's Quarterly Report on
Form 10-Q for the quarter ended September 30, 2004, Ernst & Young LLP (a)
provided a management letter to the Company's management and Audit Committee which indicated that the Company had certain significant deficiencies in its internal controls, and (b) orally advised the Company that when these significant deficiencies were considered in combination, they constituted a material weakness in internal controls, and (ii) in connection with its audit of the Company's financial statements for the year ending December 31, 2004, Ernst
& Young LLP issued a management letter to the Company, dated as of March 30,
2005 and presented to the Audit Committee on April 21, 2005, reiterating that, as of December 31, 2004, it

had noted certain matters involving internal controls that it considered significant deficiencies and that the combination of these significant deficiencies constituted a material weakness in internal controls. The Company included a summary of these significant deficiencies, as well as remedial measures undertaken by the Company, in (1) the Company's Quarterly Report on
Form 10-Q for the quarter ended September 30, 2004, filed on December 30, 2004,
(2) the Company's Annual Report on Form 10-K for the year ended December 31,
2004, filed on April 1, 2005, and (3) the Company's Quarterly Report on Form
10-Q for the quarter ended March 31, 2005, filed on May 13, 2005. The Company has authorized Ernst & Young LLP to discuss the matters described in this paragraph with Grant Thornton LLP.

         The Company has requested that Ernst & Young LLP furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this
Current Report on Form 8-K.

(b) On May 19, 2005, the Audit Committee appointed Grant Thornton LLP as principal accountants to audit the consolidated financial statements of the
Company for the year ending December 31, 2005. Grant Thornton LLP will review the Company's consolidated financial statements for the quarter ending June 30,
2005.

         During the periods described above of each of the Company, the
Predecessor, ALGM and NS Funding and from January 1, 2005 through May 19, 2005, none of the Company, the Predecessor or any of their respective subsidiaries consulted with Grant Thornton LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed;
or the type of audit opinion that might be rendered on the Company, the
Predecessor or any of their respective subsidiaries' financial statements, or
(b) any matter that was the subject of a "disagreement" or a "reportable event", as each such term is used in Item 304(a).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     Exhibit Number

     16.1 Letter of Ernst & Young LLP to the Securities and Exchange Commission,
          dated May 24, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2005                         NORTHSTAR REALTY FINANCE CORP.

                                              By: /s/ Mark E. Chertok
                                                  ------------------------------
                                              Name: Mark E. Chertok
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number
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16.1 Letter of Ernst & Young LLP to the Securities and Exchange Commission,
     dated May 24, 2005.